UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2025

Republic Digital Acquisition Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42624	98-1834128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 5th Ave, 10th Floor
New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585)-910-2306

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RDAGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RDAG	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RDAGW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Resignation

On May 30, 2025, Ian Goodman notified the board of directors (the “Board”) of Republic Digital Acquisition Company (the “Company”) of his resignation as Chief Financial Officer of the Company, effective on June 15, 2025.

Appointment of Jonathan Knipper as Chief Financial Officer

On May 30, 2025, the Board appointed Jonathan Knipper to serve as the Chief Financial Officer of the Company, effective on June 15, 2025.

Mr. Knipper, age 39, has served as the Company’s Chief Operating Officer since January 2025 and has served as the Chief Operating Officer of Republic Digital, the digital asset investment arm of OpenDeal Inc., dba Republic, since March 2024, leading the markets and blockchain infrastructure team within Republic since August 2021. Additionally, from July 2023 to June 2024, Mr. Knipper served as Portfolio Manager of the RxR Opportunities Fund, a fundamentals-driven directional liquid fund in the blockchain space. Mr. Knipper currently also serves as Director of Republic Markets Jersey Limited, a Republic entity focused on market access and a regulated VASP, as well as Director of Republic Node Jersey Limited, a Republic SPV focused on blockchain technology and a regulated VASP. Previously, from 2016 to December 2019, Mr. Knipper was co-founder at TLDR, a global blockchain advisory firm, and from 2010 to 2016, he worked at Goldman Sachs [NYSE: GS] and Morgan Stanley [NYSE: MS], focusing on FX and interest rate derivatives. Mr. Knipper holds a BA in economics and finance from New York University.

There are no arrangements or understandings between Mr. Knipper and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Knipper and any director or executive officer of the Company, and Mr. Knipper does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Vice President Resignation

On May 30, 2025, Dimitrios Selekos notified the Board of his resignation as Vice President of the Company, effective on June 15, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC DIGITAL ACQUISITION COMPANY

By:	/s/ Joseph Naggar
	Name:	Joseph Naggar
	Title:	Chief Executive Officer

Dated: June 4, 2025

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